T. Rowe Price Tax-Free Income Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

Effective November 1, 2024, the fee table and expense example in the Summary Prospectus and Section 1 of the Prospectus are revised as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses below are annualized based on the fees and expenses for the six month period ended August 31, 2024. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class		I Class		Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—		—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.32	% [b]	0.32	% [b]	0.32	% [b]

Distribution and service (12b-1) fees	—		—		0.25

Other expenses	0.16		0.03		0.18

Total annual fund operating expenses	0.48		0.35		0.75

Fee waiver/expense reimbursement	(0.07)[c]		—		—

Total annual fund operating expenses after fee waiver/expense reimbursement	0.41	[c]	0.35		0.75

[a]	Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
[b]	Restated to reflect current fee.
[c]

T. Rowe Price Associates, Inc., has contractually agreed (through April 30, 2027) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.41%. The agreement may only be terminated at any time after April 30, 2027, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the class’ expense ratio is below 0.41%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the class’ expense ratio (after the reimbursement is taken into account) to exceed the class’ current expense limitation (or the expense limitation in place at the time the amounts were waived or paid).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$42	$136	$250	$586
I Class	36	113	197	443
Advisor Class	77	240	417	930

In Section 2 of the Prospectus, the first paragraph below the “Group Fee Schedule” table is replaced with the following:

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. For the six month period ended August 31, 2024, the group fee rate was 0.28%. The individual fund fee rate, also applied to the fund’s average daily net assets, is 0.04%. Prior to November 1, 2024, the fund’s individual fund fee rate was 0.15%.

The date of this supplement is October 25, 2024.

F45-041 10/25/24